THE UNITED STATES LIFE INSURANCE COMPANY
IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VA-R
GENERATIONS FLEXIBLE PAYMENT VARIABLE AND FIXED
INDIVIDUAL DEFERRED ANNUITY CONTRACTS
SUPPLEMENT DATED JANUARY 27, 2009
TO
CONTRACT PROSPECTUS,
AS SUPPLEMENTED

          The purpose of this supplement is to notify owners of The United States Life Insurance Company in the City of New York (the "Company") variable annuity contracts (the "Contracts") of the proposed closing and liquidation of the Enterprise Portfolio (the "Portfolio"), a series of the Van Kampen Life Investment Trust ("Van Kampen LIT").

          The Board of Trustees (the "Board") of the Van Kampen LIT approved a proposal to liquidate the Portfolio. The liquidation is expected to be effective on or about Friday, April 24, 2009 ("Liquidation Date") subject to shareholder approval at a meeting to be held on or about April 3, 2009. The Board approved the liquidation after considering several factors including the size, expenses and performance of the Portfolio and its limited prospects for future growth because of weak market demand for this product. The Board considered several alternatives to the liquidation, including continuing the operations of the Portfolio under a different portfolio management team, revising its investment strategies and merging the Portfolio into another series of the Van Kampen LIT. After due consideration of the foregoing factors (and not relying on any single factor or group of factors alone), the Board determined that it was in the best interest of the shareholders to liquidate and dissolve the Portfolio.

          In connection with this anticipated liquidation of the Portfolio, the Company would be required to pay you all of your Contract account value you have invested in the Portfolio. The rules of the federal Internal Revenue Code would treat this distribution to you as a surrender of the Contract account value. This surrender would be reportable to the Internal Revenue Service and may be taxable to you. Therefore, in order to avoid the potential of current taxation, the Company will allocate the liquidation proceeds in the subaccount supported by the Portfolio on the Liquidation Date, to the Van Kampen LIT Money Market Portfolio - Class I Shares ("Van Kampen LIT Money Market Portfolio"), an investment option available in your Contract. In addition, existing instructions or instructions received after the Liquidation Date for new premium allocations, transfers, dollar cost averaging or automatic rebalancing into or out of the Portfolio (as applicable) will be automatically corrected to replace the Portfolio with the Van Kampen LIT Money Market Portfolio. You may at any time thereafter, pursuant to the transfer provisions contained in your Contract, transfer the Contract account value out of the Van Kampen LIT Money Market Portfolio to any other investment option available in your Contract.

          Please note that the Company must receive instructions from you to transfer your Contract account value out of the Portfolio prior to 3:00 p.m. Central Time ("CT") on the business day prior to the Liquidation Date if you do not wish to have the liquidation proceeds allocated to the Van Kampen LIT Money Market Portfolio. At any time before 3:00 p.m. CT on the business day prior to the Liquidation Date, you may transfer your Contract account value in the Portfolio to any of the other investment options offered in your Contract. Please review your fund prospectuses for information about the other investment options. For additional fund prospectus copies, please contact our VA Administration Department at the telephone number shown below.

          If the Company receives any instruction from you for a new premium allocation, transfer, dollar cost averaging or automatic rebalancing transfer (as applicable to your Contract) into or out of the Portfolio after 3:00 p.m. CT on the business day prior to the Liquidation Date, we will delay the entire transaction until after 3:00 p.m. CT on the Liquidation Date, when we will execute such transaction. Your allocation or transfer will use prices established after the close of the New York Stock Exchange on the business day following the Liquidation Date.

          If you have Contract account value invested in the Portfolio, you may complete the enclosed transfer form to give the Company instructions to transfer your Contract account value and/or the enclosed allocation change form to change your premium allocation and/or deduction. You may return the form(s) in the enclosed postage paid envelope. You can also call our VA Administration Department at the telephone number below.

          Neither our automatic transfer of the liquidated proceeds to the Van Kampen LIT Money Market Portfolio, nor your transfer of assets out of the Portfolio prior to the liquidation or out of the Van Kampen LIT Money Market Portfolio within 60 days after the liquidation, will count against the 12 free transfers that you are permitted to make in a Contract Year.

          For a period of time after the closing and liquidation, the Company may provide you with confirmations, statements and other reports that contain the name of this formerly available Portfolio.

          Should you have any questions, you may contact our VA Administration Department at 1-800-346-4944.